Exhibit 99.1
*PRESS RELEASE*
PureCycle Welcomes New Member to Board of Directors
ORLANDO–June 1, 2022 — Today, PureCycle Technologies, Inc. (NASDAQ: PCT) announced the appointment of a new member to its Board of Directors. Daniel M. Coombs. Mr. Coombs previously worked for LyondellBasell Industries N.V., one of the largest plastics, chemicals and refining companies in the world., and brings more than 40 years of petrochemicals, plastics and refining experience to PureCycle’s Board of Directors. Mr. Coombs qualifies as an “independent” director under NASDAQ independence standards.
Mike Otworth, Chairman of the Board of Directors and CEO, PureCycle, said, “Dan’s deep industry and business experience is exceptional. We are honored to add Dan to our growing bench of experts on our Board of Directors. His experience i will serve PureCycle well as we work toward our goal of completing our first commercial facility in Ironton, Ohio by the end of this year.”
Dan Coombs, former executive vice president for LyondellBasell, said, “I am thrilled to join PureCycle’s Board of Directors and look forward to working collaboratively during this transformative time. I’m eager to be a part of this innovative team that has the opportunity to disrupt the recycled plastic industry and change the game when it comes to plastic waste.”
Mr. Coombs most recently served from January 2017 through July 2020 as executive vice president global manufacturing, projects and refining for LyondellBasell Industries N.V. Mr. Coombs previously served as executive vice president for LyondellBasell’s global business lines: olefins and polyolefins from January 2016 to January 2017, intermediates and derivatives from May 2015 to January 2016, and technology from May 2015 to September 2019.

Mr. Coombs previously spent 37 years at Chevron Phillips Chemical Company and Phillips Petroleum, serving as senior vice president global manufacturing from December 2013 to May 2015, specialties, aromatics and styrenics from January 2012 to November 2013, and deputy general manager, Qatar Chemical Company. Mr. Coombs earned his Bachelor of Science in Chemical Engineering from The Ohio State University, a Master of Science from the University of Tulsa and a Master of Business Administration from Texas A&M University. Mr. Coombs is an American Institute of Chemical Engineers Foundation Trustee and Chairman for the Corporate Council. In addition, Mr. Coombs is a registered professional engineer.

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Media Contact:
Anna Farrar
afarrar@purecycle.com
(954) 647-7059

About PureCycle Technologies
PureCycle Technologies LLC, a subsidiary of PureCycle Technologies, Inc., holds a global license to commercialize the only patented, solvent-based purification recycling technology, developed by The Procter & Gamble Company (P&G), for restoring waste polypropylene (PP) into ultra-pure resin. The proprietary process removes color, odor and other contaminants from recycled feedstock resulting in an ultra-pure polypropylene suitable for any PP market. To learn more, visit purecycle.com

Forward-Looking Statements
This press release contains forward-looking statements, including statements about the financial condition, results of operations, earnings outlook and prospects of PCT. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of PCT and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of the Quarterly Report to be filed on Form 10-Q. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section of PCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 entitled “Risk Factors,” those discussed and identified in public filings made with the U.S. Securities and Exchange Commission (the “SEC”) by PCT and the following:
•PCT’s ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT’s UPR resin in food grade applications (both in the United States and abroad);
•PCT’s ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPR resin and PCT’s facilities (both in the United States and abroad);
•expectations and changes regarding PCT’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT’s ability to invest in growth initiatives;
•PCT’s ability to scale and build the Ironton facility in a timely and cost-effective manner;
•PCT’s ability to complete the necessary funding with respect to, and complete the construction of the Augusta facility, its first U.S. cluster facility located in Augusta, Georgia, in a timely and cost-effective manner;
•PCT’s ability to sort and process polypropylene plastic waste at its plastic waste prep (“Feed PreP”) facilities;
•PCT’s ability to maintain exclusivity under the Procter & Gamble Company license;
•the implementation, market acceptance and success of PCT’s business model and growth strategy;
•the success or profitability of PCT’s offtake arrangements;
•the ability to source feedstock with a high polypropylene content;
•PCT’s future capital requirements and sources and uses of cash;
•PCT’s ability to obtain funding for its operations and future growth;
•developments and projections relating to PCT’s competitors and industry;
•the outcome of any legal or regulatory proceedings to which PCT is, or may become a party, including the recently filed securities class action case;
•the ability to recognize the anticipated benefits of the previously announced business combination consummated on March 17, 2021;
•unexpected costs related to the business combination;
•geopolitical risk and changes in applicable laws or regulations;
•the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors;
•changes in the prices and availability of labor (including labor shortages), transportation and materials, including significant inflation, and PCT’s ability to obtain them in a timely and cost-effective manner;
•the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms;

•operational risk; and
•the risk that the COVID-19 pandemic, including any new and emerging variants and the efficacy and distribution of vaccines, and local, state, federal and international responses to addressing the pandemic may have an adverse effect on PCT’s business operations, as well as PCT’s financial condition and results of operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of PCT prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements or other matters attributable to PCT or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release. Except to the extent required by applicable law or regulation, PCT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.